UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 21, 2007

ISONICS CORPORATION
(Name of small business issuer as specified in its charter)

California	001-12531	77-0338561
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

5906 McIntyre Street, Golden, Colorado 80403
Address of principal executive offices

303-279-7900
Telephone number, including
Area code

Not applicable
Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01 — Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 21,2007, we received a letter from Nasdaq Stock Market Listings Qualification Department notifying Isonics that its common stock is not in compliance with the requirements for continued inclusion under Nasdaq Marketplace Rule 4310(c)(2)(B) and is subject to delisting from the Nasdaq Capital Market.  Under the Nasdaq rules, Isonics is entitled to and will, on or before April 5, 2007, develop and submit a plan to achieve and sustain compliance with all listing requirements of The Nasdaq Capital Market.  We issued a press release discussing this matter on March 26, 2007.

Section 9 — Financial Statements and Exhibits

Item 9.01 — Financial Statements and Exhibits

(a)                                  Not applicable

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits

Exhibit 99.1            Press release dated March 26, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 26th day of March 2007.

Isonics Corporation

By:	/s/ John Sakys
John Sakys
President and Interim Chief Executive Officer